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                                ARTHUR ANDERSEN LLP




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this Registration Statement File No. 333-91933 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.


Hartford, Connecticut                         /s/ Arthur Andersen LLP
February 16, 2000